Exhibit 10.2

AMENDMENT NO. 2 TO MINERAL LEASE

THIS AMENDMENT No. 2 to MINERAL LEASE (“Amendment No. 2”) is made effective the 1st day of June, 2011 (“Effective Date”) and entered into as of the Effective Date by and between the TETLIN VILLAGE COUNCIL, a/k/a TETLIN TRIBAL COUNCIL (“Tetlin”), an Alaska Native Village corporation organized pursuant to the Alaska Native Claims Settlement Act, 43 U.S.C. §§1601 – 1629 (“ANCSA”), whose address is P.O. Box 797 Tok, AK 99789, and CONTANGO ORE, INC., a Delaware corporation, as successor-in-interest by assignment of JUNEAU EXPLORATION, LP, d/b/a JUNEAU MINING COMPANY (“Juneau”), and authorized to do business in Alaska and having its principal place of business at 3700 Buffalo Speedway, Suite 960, Houston, TX 99078 (“CORE”).

RECITALS

WHEREAS, Tetlin and CORE’s predecessor, Juneau, entered into a Mineral Lease effective July 15, 2008 (the “Original Lease”), for which a Memorandum of Mineral Lease was recorded on September 19, 2008 in the records of the Fairbanks Recording District: 401, State of Alaska, as document number 2008-019032-0;

WHEREAS, the Original Lease was amended by Amendment No. 1 to Mineral Lease effective October 1, 2009, for which a Memorandum of Amendment No. 1 to Mineral Lease was recorded on December 29, 2009 in the records of Fairbanks Recording District, 401, State of Alaska, as document number 2609-025744-0 (the Original Lease and Amendment No. 1, collectively the “Mineral Lease”);

WHEREAS, Tetlin and CORE desire to amend the Mineral Lease as set forth herein;

NOW THEREFORE, in consideration of the covenants contained herein, the parties agree as follows:

1. The introductory paragraph of the Mineral Lease is hereby deleted and the following paragraph substituted therefor:

“THIS MINERAL LEASE is made effective the 15th day of July, 2008 (“Effective Date”) and entered into as of the Effective Date by and between the TETLIN VILLAGE COUNCIL, a/k/a the TETLIN TRIBAL COUNCIL (“Tetlin”), an Alaska Native Village corporation organized pursuant to the Alaska Native Claims Settlement Act, 43 U.S.C. §§1601 – 1629 (“ANCSA”) whose address is P.O. Box 797, Tok, AK 99789, and CONTANGO ORE, INC., a Delaware corporation, as successor-in-interest by assignment of JUNEAU EXPLORATION, LP, a Texas limited partnership, d/b/a JUNEAU MINING COMPANY (“Juneau”) and authorized to do business in Alaska and having its principal place of business at 3700 Buffalo Speedway, Suite 960, Houston, TX 77098 (“CORE”).”

2. Each reference to “Juneau” in the Mineral Lease is hereby deleted and the reference “CORE” substituted therefor.

3. Section 3.2(b) of the Mineral Lease is hereby deleted and the following substituted therefor:

“(b) Advance Minimum Royalty. On each Anniversary Date after the Effective Date of this Mineral Lease, while this Mineral Lease remains in effect, CORE shall disburse to Tetlin as “Advance Minimum Royalty”:

(i) $50,000 on each anniversary of Effective Date prior to July 15, 2012 while this Mineral Lease remains in effect;

(ii) $75,000 on July 15, 2012 while this Mineral Lease remains in effect; and

(iii) $75,000 on each anniversary of the Effective Date after July 15, 2012 plus an escalation adjustment equal to $75,000 x the CPI percentage increase (as published by the U.S. Bureau of Labor Statistics) during the period from January 1, 2012 to the immediately preceding January 1 prior to the date of disbursement, while this Mineral Lease remains in effect.

Each such payment of Advance Minimum Royalty shall be deemed a payment toward production royalties from the Subject Property. The obligation to make such annual Advance Minimum Royalty payments under this Section 3.2(b) shall terminate upon the commencement of commercial production, provided that CORE shall be obligated to resume such payments if it subsequently suspends commercial production for more than one hundred eighty (180) consecutive days.”

4. On or about the date hereof, CORE has paid Tetlin $75,000 in consideration of reducing the Production Royalty in Section 3.3 by an amount equal to 0.25% and Section 3.3(a), (b), (c) and (d) are hereby deleted and the following substituted therefor:

“(a) For gold, silver, platinum, palladium, rhodium, ruthenium, osmium, iridium or any other precious metals or gems the amount of the Production Royalty shall be:

2.75% for the first four years of full scale production from the Subject Lands;

3.75% for the fifth, sixth and seventh years of full scale production from the Subject Lands; and

4.75% for the eighth and following years of full scale production from the Subject Lands;

(b) For all lead, zinc, tungsten or other metallic, non-precious Minerals produced from the Subject Lands, the amount of the Production Royalty shall be 1.75%;

(c) For uranium or coal produced from the Subject Lands, the amount of the Production Royalty shall be 12.25%; and

(d) For oil, natural gas and related hydrocarbons produced from the Subject Lands, the amount of the Production Royalty shall be 16.4167%.”

5. At the request of CORE, Tetlin shall execute a Memorandum of Amendment No. 2 to Mineral Lease that shall not disclose consideration or other financial information contained herein. CORE shall be entitled to record the Memorandum in the official records of the Fairbanks Recording District, State of Alaska. The execution, recording and filing of the Memorandum shall not limit, increase or in any manner affect any of the terms hereof, or any rights, interest or obligations of parties hereto.

6. The remaining terms and provisions of the Mineral Lease shall remain unchanged and of full force and effect, and except as modified herein, the terms and provisions of the Mineral Lease shall apply to this Amendment No. 2.

(Signature Page Follows)

TETLIN VILLAGE COUNCIL

By:	/s/ DONALD ADAMS	By:	/s/ MICHAEL SAM
Name:	Donald Adams	Name:	Michael Sam
Title:	President	Title:	Vice President

ATTEST:

By:	/s/ ROY DAVID, SR.	By:	/s/ WANDA DAVID
Name:	Roy David, Sr.	Name:	Wanda David
Title:	Sec./Tres.	Title:	Member

By:	/s/ DIANE JOHN	By:	/s/ WILFRED ADAMS
Name:	Diane John	Name:	Wilfred Adams
Title:	Member	Title:	Member

CONTANGO ORE, INC.

ATTEST:

By:	/s/ DAVID L. ROGHEIR	By:	/s/ KENNETH R. PEAK
Name:	David L. Rogheir	Name:	Kenneth R. Peak
Title:	Magistrate	Title:	Chairman and CEO

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